UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2010
PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 541-7777
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) and (e)

Separation Agreement with Alain Uboldi

On December 8, 2010, Pinnacle Entertainment, Inc. (the “Company”) entered into a Separation Agreement and General Release with Alain Uboldi (the “Separation Agreement”) in connection with Mr. Uboldi’s retirement from the Company effective as of December 29, 2010 (the “Separation Date”). The Separation Agreement provides that Mr. Uboldi’s retirement will be treated as a termination by the Company without cause other than in connection with a change of control for all purposes under his employment agreement with the Company, except with respect to a covenant not to compete and certain other provisions. Under the Separation Agreement, Mr. Uboldi shall be entitled to cash severance payments equal to $425,000, payable in monthly installments over twelve months. Mr. Uboldi shall be entitled to receive accrued salary through the date of retirement and to receive health benefits coverage and disability insurance coverage for twelve months. In addition, Mr. Uboldi shall be eligible to receive an annual bonus for the 2010 fiscal year payable no later than March 15, 2011. Mr. Uboldi has until March 29, 2012 to exercise his vested stock options as of the Separation Date. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.
(e)
Amendment and Restatement of Executive Deferred Compensation Plan
On December 6, 2010, the Board of Directors of the Company approved certain amendments to the Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan (the “Plan”) and restated the Plan in its entirety, effective as of January 1, 2011. The amendments to the Plan eliminated the ability of certain executives to defer income in return for a life annuity-type investment and removed the annuity form of distribution under the Plan for such executives. The amendments to the Plan made other conforming changes to the Plan and incorporated previously adopted amendments. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Separation Agreement, dated December 8, 2010, between Pinnacle Entertainment, Inc. and Alain Uboldi
Exhibit 10.2	Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan, as amended and restated effective January 1, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: December 9, 2010	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Separation Agreement, dated December 8, 2010, between Pinnacle Entertainment, Inc. and Alain Uboldi
Exhibit 10.2	Pinnacle Entertainment, Inc. Executive Deferred Compensation Plan, as amended and restated effective January 1, 2011